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                                                                   Exhibit 10(i)

                            AMENDMENT NUMBER TWELVE
                                      TO
                                NORTHERN TRUST
                         EMPLOYEE STOCK OWNERSHIP PLAN


WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan");

WHEREAS, amendment of the Plan is deemed desirable;

NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, and pursuant to the authority delegated to the undersigned officer by resolutions of the Board of Directors dated May 16, 2000, the Plan is hereby amended as follows:

Effective July 1, 2000, Schedule A is amended to add "Carl Domino Associates L.P. Assets Acquired: 5/1/00 Joined TNT Plans 7/1/00" to the Affiliate Name Column and "DOH w/Domino" to the ESOP Earliest Vesting Date Column.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this tenth day of July, 2000.


/s/ Martin J. Joyce, Jr.
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Martin J. Joyce, Jr.
Senior Vice President